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                                                                   EXHIBIT 10-1

                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of September 27TH 1999 by and between American Real Estate Investment Corporation, a Maryland corporation (the "COMPANY"), and the holders of securities listed on SCHEDULE A attached hereto (including their respective successors, assigns and transferees herein referred to individually as a "HOLDER" and collectively as the "HOLDERS").

                  WHEREAS, pursuant to the Contribution and Exchange Agreement (the "CONTRIBUTION AGREEMENT") made as of August 6, 1999 by and among each of those Persons set forth in Exhibit A attached thereto, American Real Estate Investment, L.P. (the "PARTNERSHIP") and the Company, each Holder is receiving on the date hereof at the Stage I Closing (as defined in the Contribution Agreement), and will receive from time to time at a Stage II Closing (as defined in the Contribution Agreement) and/or the Stage III Closing (as defined in the Contribution Agreement) (each Stage I Closing, Stage II Closing and Stage III Closing is individually referred to herein as a "CLOSING" and are collectively referred to herein as the "CLOSINGS") pursuant to the Contribution Agreement, such number of (i) shares of common stock, par value $.001 per share (the "COMMON STOCK"), of the Company (ii) shares of Series B Convertible Preferred Stock, par value $.001 per share (the "SERIES B PREFERRED STOCK"), of the Company, which are convertible into shares of Common Stock and (iii) Series C Convertible Preferred Units of limited partnership interest (the "SERIES C PREFERRED UNITS") of the Partnership, which may be convertible into shares of Common Stock or shares of Preferred Stock, each as set forth opposite such Holder's name on SCHEDULE A attached hereto as amended from time to time to reflect the additional issuance of Common Stock, Series B Preferred Stock or Series C Preferred Units at a Closing (the Common Stock, Series B Preferred Stock and Series C Preferred Units issued at a Closing are collectively referred to as the "ISSUED SECURITIES;" and the Common Stock issued at a Closing and the shares of Common Stock issued upon conversion of the Series B Preferred Stock and Series C Preferred Units are collectively referred to as the "REGISTRABLE SECURITIES;" PROVIDED, HOWEVER, that any such securities shall cease to be Registrable Securities when (i) a Registration Statement (as defined below) covering such securities has been declared effective and such Registrable Securities have been disposed of by the Holder thereof pursuant to such effective Registration Statement or any other effective Registration Statement,
(ii) such securities are transferred by the Holder thereof to any person other than a Holder pursuant to Rule 144 (or any successor rule or similar provision then in effect, but not Rule 144A) under the Securities Act (as defined below), including a sale pursuant to the provisions of Rule 144(k), (iii) such securities shall have ceased to be outstanding or (iv) such securities are eligible for sale pursuant to Rule 144 under the Securities Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Securities Act).

                  WHEREAS, in connection therewith, the Company has agreed to grant to Holders the Registration Rights (as defined in Section 1 hereof);

                  NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:


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SECTION 1.        REGISTRATION RIGHTS

                  Each Holder shall be entitled to offer for sale from time to time pursuant to a shelf, demand or piggyback Registration Statement the Registrable Securities, subject to the terms and conditions set forth herein (the "REGISTRATION RIGHTS").

                  1.1 DEMAND REGISTRATION.

                  (a) REGISTRATION REQUESTS. At any time after the second anniversary of the Stage I Closing Date (such second anniversary being referred to herein as the "REGISTRATION RIGHTS DATE"), upon the written request of the Holders of at least $1 million of Registrable Securities (adjusted proportionately to reflect any stock dividend, subdivision, split or reverse stock split or the like effected with respect to the Common Stock) (the "REQUESTING HOLDERS"), the Company must effect the registration under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "SECURITIES ACT") of all or part of such Holders' Registrable Securities and specifying the number of Registrable Securities to be registered and the intended method of disposition thereof, the Company will promptly, and in no event more than ten (10) Business Days after receipt of such request, give written notice (a "NOTICE OF DEMAND REGISTRATION") of such request to all other holders of Registrable Securities, and thereupon will use its best efforts to effect the registration under the Securities Act (a "DEMAND REGISTRATION") of:

                           (i) the Registrable Securities which the Company has
                  been so requested to register by such Requesting Holder or Holders, and

                           (ii) all other Registrable Securities the holders of
                  which have made written requests to the Company for registration thereof within twenty (20) days after the giving of the Notice of Demand Registration (which requests shall specify the intended method of disposition thereof), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof) of the Registrable Securities so to be registered. The Company may include in such registration other securities for sale for its own account or for the account of any other Person; PROVIDED that, if such Demand Registration is in connection with an underwritten offering, the Company or such securityholders, as applicable, agree in writing to sell their securities on the same terms and conditions as apply to the Registrable Securities being sold. If any securityholders of the Company (other than the holders of Registrable Securities in such capacity) register securities of the Company in a Demand Registration in accordance with this Section, such holders shall pay the fees and expenses of their counsel and their PRO RATA share, on the basis of the respective amounts of the securities included in such registration on behalf of each such holder, of the Registration Expenses if the Registration Expenses for such registration are not paid by the Company for any reason.

                  (b) LIMITATIONS ON DEMAND REGISTRATIONS. Notwithstanding anything herein to the contrary, the Company shall not be required to honor a request for a Demand Registration if:

                           (i) the Company has previously effected three (3)
                  Demand Registrations pursuant to SECTION 1.1(a);

                           (ii) such request is received from any Requesting
                  Holder with respect to Registrable Securities that may immediately be sold under Rule 144 during any ninety (90) day period;



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                           (iii) such request is received by the Company less
                  than thirty (30) days following the effective date of any previous Registration Statement (other than a Registration Statement on Form S-4 or S-8 or any successor or similar form that may be adopted by the Securities and Exchange Commission (the "COMMISSION") or Form S-3 with respect to a dividend reinvestment plan), regardless of whether any holder of Registrable Securities exercised its rights under this Agreement with respect to such registration.

                           (iv) there is a Shelf Registration Statement in
                  effect with the Commission with respect to such Registrable Securities, or the Company is pursuing in good faith a declaration of effectiveness of a Shelf Registration Statement on file with the Commission.

                  (c) REGISTRATION STATEMENT FORM. Demand Registrations shall be on such appropriate registration form promulgated by the Commission as shall be selected by the Company, and shall permit the disposition of such Registrable Securities in accordance with the intended method or methods specified in the Notice of Demand Registration for such registration (any registration statement of the Company that covers Registrable Securities pursuant to this Agreement and all amendments and supplements to such registration statement, including any post-effective amendments, is hereinafter referred to as a "REGISTRATION STATEMENT").

                  (d) PRIORITY IN CUTBACKS. If the managing underwriter advises the Company and the Holders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceed the number which can be sold in such offering, the Company will include in any such registration to the extent of the number which the managing underwriter advises the Company can be sold in such offering (i) first, Registrable Securities requested to be included in such registration by the Requesting Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such holders, if all of such Registrable Securities cannot be included, (ii) second, other Registrable Securities requested to be included in such registration by the other Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such holders, if all of such Registrable Securities cannot be included, and (iii) third, other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and the holders of such other securities; and any securities so excluded shall be withdrawn from and shall not be included in such Demand Registration.

                  (e) PREEMPTION OF DEMAND REGISTRATION. Notwithstanding anything to the contrary contained herein, at any time within thirty (30) days after receiving a written request for a Demand Registration, the Company may elect to effect an underwritten primary registration in lieu of the Demand Registration if the Company's Board of Directors believes that such primary registration would be in the best interests of the Company or if the managing underwriter for the Demand Registration advises the Company in writing that in its opinion, in order to sell the Registrable Securities to be sold, the Company should include its own securities. If the Company so elects to effect a primary registration, the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall afford the holders of the Registrable Securities rights contained in Section 1.3 with respect to Piggyback Registrations. In the event that the Company so elects to effect a primary registration after receiving a request for a Demand Registration, the requests for a Demand Registration shall be deemed to have been withdrawn and such primary registration shall not be deemed to be a Demand Registration.

                  1.2 SHELF REGISTRATIONS. The Company will cause to be filed with the Commission on or before the Registration Rights Date a shelf Registration Statement and related prospectus, including any preliminary prospectus and documents incorporated by reference (the "SHELF REGISTRATION STATEMENT")



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that complies as to form in all material respects with applicable Commission rules providing for the sale by each of the Holders of such Holder's Registrable Securities whether or not issued or issuable on such date, and agrees (subject to Section 1.7 hereof) to use its commercially reasonable best efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter.

                  1.3 PIGGYBACK REGISTRATIONS.

                  (a) RIGHT TO INCLUDE REGISTRABLE SECURITIES. Notwithstanding any limitation contained in SECTION 1.1, if the Company at any time after the Registration Rights Date proposes to file a Registration Statement under the Securities Act (other than a registration in respect of a dividend reinvestment or similar plan for stockholders of the Company or on Form S-4 or Form S-8 promulgated by the Commission, or any successor or similar forms thereto) registering shares of its Common Stock, whether for sale for the account of the Company or for the account of any holder of securities of the Company (other than Registrable Securities) (a "PIGGYBACK REGISTRATION"), it will each such time give written notice (a "NOTICE OF PIGGYBACK REGISTRATION") at least fifteen
(15) days prior to the anticipated filing date, to all Holders of Registrable Securities, of its intention to do so and of such Holders' rights under this
SECTION 1.3, which Notice of Piggyback Registration shall include a description of the intended method of disposition of such securities. Upon the written request of any such Holder made within ten (10) days after receipt of a Notice of Piggyback Registration (which request shall specify the Registrable Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its commercially reasonable best efforts to include in the Registration Statement relating to such Piggyback Registration all Registrable Securities which the Company has been so requested to register. Notwithstanding the foregoing, if, at any time after giving a Notice of Piggyback Registration and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith) without prejudice, however, to the rights of any Requesting Holder entitled to do so to request that such registration be effected as a Demand Registration under SECTION 1.1(a), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this SECTION 1.3 shall relieve the Company of its obligations to effect a Demand Registration under SECTION 1.1.

                  (b) PRIORITY IN CUTBACKS. If the managing underwriter advises the Company and the Holders in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceed the number which can be sold in such offering, the Company will include in such registration to the extent of the amount of the securities which the managing underwriter advises the Company can be sold in such offering:

                           (i) if such registration as initially proposed by the
                  Company was solely a primary registration of its securities,
                  (x) FIRST, the securities proposed by the Company to be sold for its own account, (y) SECOND, any Registrable Securities requested to be included in such registration by Requesting Holders, PRO RATA on the basis of the number of Registrable Securities requested to be included by such Holders, and (z) THIRD, any other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and such holders; and



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

                           (ii) if such registration as initially proposed by
                  the Company was in whole or in part requested by holders of securities of the Company, other than holders of Registrable Securities in their capacities as such, pursuant to demand registration rights, (x) FIRST, such securities held by the holders initiating such registration and, if applicable, any securities proposed by the Company to be sold for its own account, allocated in accordance with the priorities then existing among the Company and such holders, (y) SECOND, any Registrable Securities requested to be included in such registration by Requesting Holders, pro rata on the basis of the number of Registrable Securities requested to be included by such holders, and (z) THIRD, any other securities of the Company proposed to be included in such registration, allocated among the holders thereof in accordance with the priorities then existing among the Company and the holders of such other securities;

and any securities so excluded shall be withdrawn from and shall not be included in such Piggyback Registration.

                  1.4 REGISTRATION PROCEDURE.

                  (a) Each Holder agrees to provide in a timely manner information regarding the proposed distribution by such Holder of the Registrable Securities and such other information reasonably requested by the Company in connection with the preparation of and for inclusion in the Registration Statement.

                  (b) If and whenever the Company is required to use its commercially reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to SECTION 1.1, 1.2 OR 1.3, the Company will use its commercially reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended methods of disposition thereof specified by the Requesting Holders. Without limiting the foregoing, the Company in each such case will, as expeditiously as possible use its commercially reasonable best efforts to keep the Registration Statement effective (subject to Section 1.7 hereof) and free of material misstatements or omissions (including the preparation and filing of any amendments and supplements necessary for that purpose) until the earlier of:

                           (i) the first date on which all Holders have
                  consummated the sale of all of such Holders' Registrable Securities registered under the Registration Statement;

                           (ii) the date on which all of the Registrable
                  Securities registered under the Registration Statement are eligible for sale pursuant to Rule 144(k) (or any successor provision) or in a single transaction pursuant to Rule 144(e) (or any successor provision) under the Securities Act of 1933, as amended (the "SECURITIES ACT"); or

                           (iii) (A) with respect to a Shelf Registration
                  Statement, the later of (x) two (2) years after such Shelf Registration Statement becomes effective and (y) if Issued Securities are issued at the Stage III Closing, three (3) years after the Stage III Closing; and (B) with respect to a Demand Registration or Piggyback Registration, one hundred and eighty (180) days after such Registration Statement becomes effective.

                  (c) The Company agrees to provide to each Holder a reasonable number of copies of the final Registration Statement and the related prospectus (including any preliminary prospectus) and any amendments or supplements thereto. The Company further agrees that it will use commercially reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible moment.



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

                  1.5 OFFERS AND SALES. All offers and sales by each Holder under any Registration Statement referred to in SECTION 1.1, 1.2 OR 1.3, if any, shall be completed within the period during which such Registration Statement is required to remain effective pursuant to SECTION 1.4(b), and, upon expiration of such period, no Holder will offer or sell any Registrable Securities under such Registration Statement. If directed by the Company, each Holder will return all undistributed copies of any prospectus in its possession upon the expiration of such period. Each Holder shall promptly, but in any event no later than two (2) business days after a sale by such Holder of Registrable Securities, notify the Company of any sale or other transfer by such Holder of Registrable Securities and include in such notice the number of Registrable securities sold or transferred by Holder.

                  1.6 SUSPENSION OF OFFERING.

                  (a) If the Company determines in its good faith judgment that the filing of the Registration Statement under SECTION 1.1, 1.2 OR 1.3 hereof or the use of any prospectus would materially impede, delay or interfere with any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries, or require the disclosure of important information which the Company has a material business purpose for preserving as confidential or the disclosure of which would materially impede the Company's ability to consummate a significant transaction, upon written notice of such determination by the Company, the rights of each Holder to offer, sell or distribute any Registrable Securities pursuant to a Registration Statement or to require the Company to take action with respect to the registration or sale of any Registrable Securities pursuant to a Registration Statement (including any action contemplated by SECTION 1.4 hereof) will be suspended until the date upon which the Company notifies the Holders in writing that suspension of such rights for the grounds set forth in this SECTION 1.7(a) is no longer necessary, but, in any event, no such period shall extend for longer than 60 days; PROVIDED the Company may deliver only two such notices in any twelve month period.

                  (b) In the case of the registration of any underwritten public offering proposed by the Company (other than any registration by the Company on Form S-8, or a successor or substantially similar form, of (A) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan or (B) a dividend reinvestment plan), each Holder agrees, if requested in writing by the managing underwriter or underwriters administering such offering, not to effect any underwritten offering for the resale of Registrable Securities (or any option or right to acquire Registrable Securities), other than pursuant to a Piggyback Registration, during the period commencing on the 7th day prior to the expected effective date of the Registration Statement covering such underwritten public offering or the date on which the proposed offering is expected to commence (which date shall be stated in such notice) and ending on the date specified by such managing underwriter in such written request to such Holder, which date shall not be later than 45 days after such expected date of effectiveness or the commencement of the offering, as the case may be.

                  1.7 EXPENSES. Except as otherwise set forth in this SECTION 1.7, the Company shall pay all expenses incident to the performance by it of its registration obligations under this Section 1, including (i) all stock exchange, Commission and state securities registration, listing and filing fees, (ii) all expenses incurred in connection with the preparation, printing and distributing of the Registration Statement and prospectus (including all expenses incurred in connection with the delivery to any Holder of such number of copies of any prospectus as such Holder may reasonably request), and (iii) fees and disbursements of counsel for the Company and of the independent public accountants of the Company (collectively the "REGISTRATION EXPENSES"). Each Holder shall be responsible for the payment of any underwriting fees, brokerage and sales commissions, fees and disbursements of such Holder's counsel, and any transfer taxes relating to the sale or disposition of the Registrable Securities by such Holder (collectively, the "HOLDER EXPENSES"); PROVIDED, HOWEVER, that the Company shall be responsible, one-



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time only, for the reasonable fees and disbursements, up to a maximum of $5,000, of a single legal counsel to the Holders in connection with the filing by the Company of a Registration Statement contemplated hereunder. Notwithstanding anything to the contrary contained herein, if the Company has previously effected two (2) Demand Registrations pursuant to Section 1.1(a), the Company shall not pay any Registration Expenses or Holder Expenses in connection with any additional Demand Registration other than with respect to securities included in such Registration Statement for sale for its own account, and the Holders and other securityholders of the Company who include securities in the Registration Statement shall be responsible for their respective Holder Expenses and their PRO RATA share, on the basis of the respective amounts of the securities included in such Registration Statement on behalf of each such holder, of the Registration Expenses.

                  1.8 QUALIFICATION. The Company agrees to use its commercially reasonable best efforts to register or qualify the Registrable Securities by the time the Registration Statement is declared effective by the Commission under all applicable state securities or "BLUE SKY" laws of such jurisdictions as any Holder shall reasonably request in writing, to keep each such registration or qualification effective during the period the Registration Statement is required to be kept effective, and to do any and all other acts and things which may be reasonably necessary or advisable to enable each Holder to consummate the disposition in each such jurisdiction of the Registrable Securities owned by such Holder; PROVIDED, HOWEVER, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 1.9, (y) subject itself to taxation in any such jurisdiction, or (z) submit to the general service of process in any such jurisdiction.

                  1.9 NOTICES TO HOLDERS. Subject to Section 1.4(a) hereof, during the period that the Company is required to keep the Registration Statement effective, the Company will advise the Holders within a reasonable time (i) when the prospectus or any prospectus supplement or post-effective amendment thereto has been filed, and when the same has become effective, (ii) of any request by the Commission for any amendments to, or issuance by the Commission of any stop order with respect to the Registration Statement or any prospectus or amendment thereto, or (iii) that an amendment or supplement to the most recent Prospectus or prospectus supplement, as the case may be, is necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  1.10 LISTING. The Company agrees to use its reasonable efforts to cause all Registrable Securities to be listed on the principal securities exchange on which the Common Stock is listed.

                  1.11 COOPERATION OF COMPANY IN REGISTRATION OF SECURITIES. Whenever required under SECTION 1 to effect the registration of any Registrable Securities, the Company shall, as promptly as practicable:

                  (a) Prior to filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to one firm of counsel for the Holders, copies of all such documents in the form substantially as proposed to be filed with the SEC and shall in good faith consider incorporating in each such document such changes as such counsel to the Holders reasonably and in a timely manner may suggest.

                  (b) Make available for inspection by any Holder, any underwriter participating in such offering and the representatives of such Holder and any such underwriter (but not ore than one firm of counsel to the Holders), all financial and other information as shall be reasonably requested by them at the Company's offices, during business hours and upon reasonable advance notice, and provide any Holder, any underwriter participating in such offering and the representatives of such Holder and underwriter the reasonable opportunity to discuss the business affairs of the Company with is principal executives and independent public accountants who have certified the audited financial statements included in such Registration Statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; PROVIDED, HOWEVER, that information that the Company determines to be confidential and which the Company advises such person in writing, is confidential shall not be disclosed unless such person signs a confidentiality agreement reasonably satisfactory to the Company or the related Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company; PROVIDED, FURTHER, that the Company shall not be required to incur any material out-of-pocket expense pursuant to this SECTION 1.11(b).

                  (c) If Registrable Securities are included in an underwritten public offering and the underwriter is reasonably acceptable to the Company, the Company shall (i) enter into an underwriting or similar agreement with the underwriter or underwriters and the Holder in such form as is customary for an underwritten public offering and (ii) furnish the Holder and such underwriter or underwriters with a "comfort letter" from the independent public accountants of the Company and legal opinions of counsel to the Company, each in such form as is customary for underwritten public offerings and covering matters of the type customarily covered by opinions or comfort letters, as the case may be. Delivery of such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgements as are reasonably requested by such independent public accountants or legal counsel to the Company.

SECTION 2. INDEMNIFICATION

                  2.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), as follows:

                  (a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company, which consent shall not be unreasonably withheld; and

                  (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or



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

omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

        PROVIDED, HOWEVER, that the indemnity provided pursuant to this Section
        2.1 does not apply to any Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in the Registration Statement (or any amendment thereto) or the related prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver an amended or supplemental Prospectus (provided such Holder was notified in writing pursuant to Section 1.9, or otherwise, of the need for an amended or supplemental Prospectus) if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred.

                  2.2 INDEMNIFICATION BY HOLDER. Each Holder (on a several and not joint basis) agrees to indemnify and hold harmless the Company, and each of its directors and officers (including each director and officer of the Company who signed a Registration Statement), and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

                  (a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which the Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of Holder, which consent shall not be unreasonably withheld; and

                  (c) against any and all expense whatsoever, as incurred (including reasonable fees and disbursements of counsel), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (a) or (b) above;

        PROVIDED, HOWEVER, that the indemnity provided pursuant to this Section
        2.2 shall only apply with respect to any loss, liability, claim, damage or expense to the extent arising out of (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use in the Registration Statement (or any amendment thereto) or the related prospectus (or any amendment or supplement thereto), or (ii) such Holder's failure to deliver an amended or supplemental prospectus (provided such Holder was notified in writing pursuant to

        Section 1.9, or otherwise, of the need for an amended or supplemental Prospectus) if such loss, liability, claim, damage or expense would not have arisen had such delivery occurred. Notwithstanding the provisions of this Section 2.2, no Holder shall be required to indemnify the Company, its officers, directors or control persons with respect to any amount in excess of the amount of the total proceeds to such Holder from sales of the Registrable Securities of such Holder under the Registration Statement (after deducting the amounts already paid to the Company by such Holder or any person, if any, who controls such Holder pursuant to this Section 2.2), and no Holder shall be liable under this
        Section 2.2 for any statements or omissions of any other Holder or the failure by such other Holder to deliver an amended or supplemental prospectus.

                  2.3 CONDUCT OF INDEMNIFICATION PROCEEDINGS. The indemnified party shall give reasonably prompt notice to the indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify the indemnifying party (i) shall not relieve it from any liability which it may have under the indemnity agreement provided in Section 2.1 or 2.2 above, unless and to the extent it did not otherwise learn of such action and the lack of notice by the indemnified party results in the forfeiture by the indemnifying party of substantial rights or defenses, and (ii) shall not, in any event, relieve the indemnifying party from any obligations to the indemnified party other than the indemnification obligation provided under Section 2.1 or 2.2 above. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party's own expense with counsel chosen by the indemnifying party and approved by the indemnified party, which approval shall not be unreasonably withheld; PROVIDED, HOWEVER, that the indemnifying party will not settle any such action or proceeding without the written consent of the indemnified party unless, as a condition to such settlement, the indemnifying party secures the unconditional release of the indemnified party; and PROVIDED FURTHER, that if the indemnified party reasonably determines that a conflict of interest exists where it is advisable for the indemnified party to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it which are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the indemnified party shall be entitled to separate counsel at the indemnifying party's expense. If the indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, the indemnifying party's counsel shall be entitled to conduct the indemnifying party's defense and counsel for the indemnified party shall be entitled to conduct the defense of the indemnified party, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If the indemnifying party
(i) is not so entitled to assume the defense of such action, (ii) does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, or (iii) fails to employ counsel that is reasonably satisfactory to the indemnified party, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party will pay the reasonable fees and expenses of counsel for the indemnified party. In such event, however, the indemnifying party will not be liable for any settlement effected without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, the indemnifying party shall not be liable for any fees and expenses of counsel for the indemnified party incurred thereafter in connection with such action or proceeding.

                  2.4 CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 2 is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the Company and the applicable Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and such Holder, (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such Holder on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of but also the relative benefits to the Company on the one hand and such Holder on the other hand, from the purchase and sale of the Registrable Securities, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined by reference to, among other things, the total proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages, liabilities or expenses relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The obligations of each Holder under this Section 2.4 are several and not joint.

                  The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.4, no Holder shall be required to contribute any amount in excess of the amount of the total proceeds to that Holder from sales of the Registrable Securities of such Holder under the Registration Statement.

                  Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 2.4, each person, if any, who controls any Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed a Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company.

SECTION 3. RULE 144 COMPLIANCE

                  The Company covenants that it will file the reports required to be filed by the Company under the Securities Act and the Exchange Act so as to enable each Holder to sell Registrable Securities, pursuant to Rule 144 under the Securities Act. In connection with any sale, transfer or other disposition by any Holder of any Registrable Securities pursuant to Rule 144 under the Securities Act, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as such Holder may reasonably request at least five (5) business days prior to any sale of Registrable Securities hereunder.

SECTION 4. MISCELLANEOUS

                  4.1 INTEGRATION; AMENDMENT. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by the Company and the applicable Holder.

                  4.2 WAIVERS. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

                  4.3 ASSIGNMENT. This Agreement shall inure to the benefit of and be binding on the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders. If any successor, assignee or transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such successor, assignee or transferee shall be deemed a Holder and be entitled to the rights of a Holder hereunder, and such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

                  4.4 NOTICES. All notices, payments, demands or other communications given hereunder (a) shall be deemed to have been duly given and received (i) upon personal delivery, (ii) if by telecopy, upon receipt, (iii) in the case of notices sent within, and for delivery within, the United States, as of the date shown on the return receipt after mailing by registered or certified mail, return receipt requested, postage prepaid, or (iv) the second succeeding business day after deposit with Federal Express or other equivalent air courier delivery service, unless the notice is held or retained by the customs service, in which case the date shall be the fifth succeeding business day after such deposit and (b) must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, by telecopy or by registered or certified mail, postage prepaid, at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this Section 4.4):

                  If to the Company:

                          American Real Estate Investment Corporation
                          Plymouth Meeting Executive Campus
                          620 West Germantown Pike, Suite 200
                          Plymouth Meeting, Pennsylvania  19462
                          Telephone:        (610) 834-7950
                          Facsimile:        (610) 834-9560
                          Attention:        President

                  With a copy to:

                          Rogers & Wells LLP
                          200 Park Avenue
                          New York, New York  10166
                          Telephone:        (212) 878-8209
                          Facsimile:        (212) 878-8375
                          Attention:        Robert E. King, Jr., Esq. and
                                            Bonnie Barsamian, Esq.

                  If to the Holders:

                          c/o Reckson Associates
                          225 Broadhollow Road
                          Melville, NY  11747-0983
                          Attention:  General Counsel
                          Telecopy:  (516) 694-6788

                  With copies to:

                          Brown & Wood LLP
                          One World Trade Center
                          New York, NY  10048-0557
                          Attention:  J. Gerard Cummins, Esq.
                          Telecopy:  (212) 839-5599

                  4.5 SPECIFIC PERFORMANCE. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to (i) compel specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) obtain preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement in any court of the United States or any State thereof having jurisdiction.

                  4.6 GOVERNING LAW. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law rules thereof. The parties agree that all disputes between any of them arising out of, connected with, related to, or incidental to the relationship established between them in connection with this Agreement, and whether arising in law or in equity or otherwise, shall be resolved by the federal or state courts located in New York, New York. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other in any other jurisdiction. In addition, each of the parties hereto consents to submit to the personal jurisdiction of any federal or state court located in the state of New York in the event that any dispute arises out of this Agreement. The parties, for themselves and their respective affiliates, hereby irrevocably waive all right to a trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to the actions of the parties or their respective affiliates pursuant to this Agreement in the negotiation, administration, performance or enforcement thereof.

                  4.7 HEADINGS. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

                  4.8 PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or entity may require.

                  4.9 EXECUTION IN COUNTERPARTS. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of or on behalf of each party appears on each counterpart, but it shall be sufficient that the signature of or on behalf of each party appears on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in any proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of or on behalf of all of the parties hereto.

                  4.10 SEVERABILITY. If fulfillment of any provision of this Agreement, at the time such fulfillment shall be due, shall transcend the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity; and if any clause or provision contained in this Agreement operates or would operate to invalidate this Agreement, in whole or in part, then such clause or provision only shall be held ineffective, as though not herein contained, and the remainder of this Agreement shall remain operative and in full force and effect.

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed on its behalf as of the date first hereinabove set forth.

                                            COMPANY:


Address:                                    AMERICAN REAL ESTATE INVESTMENT
Plymouth Meeting Executive Campus               CORPORATION
620 W. Germantown Pike, Suite 200
Plymouth Meeting, PA 19462
                                            By: /S/ STEPHEN J. BUTTE
                                               --------------------------------
                                                  Name: Stephen J. Butte
                                                  Title: Vice President


                                            HOLDER:


                                            By: /S/ RICHARD CONNIFF
                                               --------------------------------
                                                  Name: Richard Conniff
                                                  Title: Executive VP